Exhibit 10.118
Portfolio: AFRT
ASSIGNMENT AND ASSUMPTION
This ASSIGNMENT AND ASSUMPTION, dated as of December 15, 2011 (this "Assignment"), is by and between, GKK Stars Acquisition LLC, a Delaware limited partnership (the "Assignor"), and KBS Acquisition Sub-Upper Tier Owner, LLC, a Delaware limited liability company (the "Assignee").
WHEREAS, the Assignor owns 100% of the common shares of beneficial interest in the entity listed in Schedule 1 attached hereto (the "Assigned Interests");
WHEREAS, Assignor has agreed to execute and deliver this Assignment pursuant to that certain (a) Collateral Transfer and Settlement Agreement ("Settlement Agreement"; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Settlement Agreement), dated as of September 1, 2011, by and among Assignor, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC, and (b) Acknowledgment and Consent Agreement, dated as of September 1, 2011, by and among Goldman Sachs Mortgage Company, Citicorp North America, Inc., GKK Stars Acquisition LLC, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC.;
WHEREAS, pursuant to the Settlement Agreement the Lender has designated the Assignee to receive the assignment of the Assigned Interests; and
WHEREAS, Assignor desires to assign the Assigned Interests to the Assignee effective as of 11:59 P.M. Eastern Standard Time on the date of this Assignment; and
WHEREAS, the Assignee desires to accept such assignment.
NOW THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:
1.The Assignor hereby unconditionally and irrevocably transfers, assigns, contributes and sets over to the Assignee all of the Assignor's right, title and interest in and to the Assigned Interests without recourse, representation or warranty of any kind except as otherwise provided herein and in the Settlement Agreement.
2.    The Assignee hereby accepts the Assigned Interests, effective as of the Assignment Effective Date (as defined below).
3.    The Assignee hereby assumes all of the Assignor's obligations with respect to the Assigned Interests arising from and after the date hereof, effective as of the Assignment Effective Date.

4.    Notwithstanding anything stated to the contrary herein, this Assignment shall not be considered delivered to Assignee until 11:59 P.M. Eastern Standard Time on the date (the “Assignment Effective Date”) upon which Assignee has executed and delivered to Assignor the Transfer Acceptance Certificate attached hereto (the “Transfer Acceptance Certificate”), at which time this Assignment shall be considered delivered to Assignee without any further actions required by Assignor. For avoidance of doubt, the transfer contemplated by this Assignment shall not be considered to have occurred until, and unless, the Transfer Acceptance Certificate is executed by Assignee and delivered to Assignor. Assignor acknowledges and agrees that Assignee shall have no obligation whatsoever to execute and deliver the Transfer Acceptance Certificate.
5.    The Assignor represents to Assignee that:

(a)	The Assignor is duly and legally authorized to enter into this Assignment and has complied in all material respects with all laws, rules, regulations, and agreements to which it may be subject;

(b)	The Assignor is duly authorized to act and be bound to the terms of this Assignment; and

(c)	The Assignor owns 100% of the Assigned Interests, and it has not encumbered the Assigned Interests except for the liens created under the Senior Mezzanine Loan.
6.    The Assignor acknowledges and agrees that:

(a)
the conveyance of the Assigned Interests (including any certificates evidencing such Assigned Interests) to Assignee or its nominee(s) in accordance with the terms of the Settlement Agreement is an absolute conveyance of all the right, title and interest of Assignor in and to the Assigned Interests in fact as well as form and was not and is not now intended as a trust conveyance or security instrument of any kind; that the consideration for such conveyance is exactly as recited in the Settlement Agreement and that Assignor has no further interest (including rights of redemption) or claims in and to the Assigned Interests or to the proceeds and profits which may be derived thereof, of any kind whatsoever; and

(b)
the conveyance to be made by Assignor hereunder is intended for the Assignee named herein to accept this Assignment in accordance with the terms of this Assignment and is the free and voluntary act of Assignor. In executing and delivering this Assignment, Assignor acknowledges and agrees that it is a sophisticated party, acting without duress and upon the advice of its own independent counsel (which has advised Assignor that its undertakings with respect to the Assigned Interests are fully enforceable).

7.    From and after the Assignment Effective Date, Assignor shall have no further rights, powers, privileges and/or benefits with respect to the Assigned Interests.
8.    This Assignment shall inure to the benefit of and be binding upon the Assignor and the Assignee and their respective successors and assigns.

9.    This Assignment shall be construed and enforced in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.
10.    This Assignment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first written above.
ASSIGNOR:

GKK Stars Acquisition LLC
a Delaware limited liability company

By: /s/ Allan B. Rothschild
Name: Allan B. Rothschild
Title: Vice President

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[Assignment of American Financial Realty Trust Signature Page]

ASSIGNEE:
KBS ACQUISITION SUB-UPPER TIER OWNER, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION SUB, LLC,
a Delaware limited liability company,
its sole member

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

Schedule 1
(Schedule of Assigned Interests)

Assigned Interests	State of Organization	Entity Type

American Financial Realty Trust	Maryland	real estate investment trust

TRANSFER ACCEPTANCE CERTIFICATE

This Transfer Acceptance Certificate (this “Certificate”) is delivered by the undersigned (“Assignee”) in accordance with the provisions of that certain Assignment and Assumption (the “Assignment”) to which this Certificate is attached. All capitalized terms used but not defined herein shall have meanings ascribed thereto in the Assignment.

In accordance with the terms and conditions of the Assignment, by signing below, Assignee hereby agrees that the Assignment shall be considered delivered to Assignor, and accepted by Assignee, as of December 15, 2011.

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ASSIGNEE:
KBS ACQUISITION SUB-UPPER TIER OWNER, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION SUB, LLC,
a Delaware limited liability company,
its sole member

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer